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                                                                    Exhibit 10.2
                                                                    ------------
                                  AMENDMENT NO. 1
                                        TO
                               SEPARATION AGREEMENT

       THIS AMENDMENT NO. 1, dated November 2, 1993, is between PACIFIC TELESIS GROUP ("Telesis") and PACTEL CORPORATION ("PacTel").

       WHEREAS, there is currently in full force and effect between the Parties a Separation Agreement, effective October 7, 1993 (the "Agreement"); and

       WHEREAS, in Decision 93-11-011, dated November 2, 1993, the California Public Utilities Commission directed the Parties to make certain changes in the Agreement relating to the "PacTel Name"; and

       WHEREAS, the Parties wish to make certain additional clarifications to the Agreement;

       THEREFORE, the Parties agree that the Agreement is hereby amended as follows:

       1. Section 5.4.c of Appendix C (Intellectual Property) is amended to read as follows:

                      c. The license term of the Licensed Marks will expire two years after the Separation Date. If PacTel adopts the New Name prior to two years after the Separation Date, then until two years after the Separation Date PacTel will be permitted to use the taglines "Formerly PacTel Corporation", "Formerly
                 PacTel Cellular", "Formerly PacTel Paging", and "Formerly PacTel Teletrac" in connection with the New Name. PacTel will cease all use of the word "PacTel" in taglines at the end of two years after the Separation Date. Nothing in this provision shall require PacTel to recover leased equipment from customers in order to remove the Licensed Marks provided that PacTel uses reasonable measures to remove the Licensed Marks before leased equipment is re-leased by PacTel to PacTel's lease customers after PacTel has adopted its New Name.

       2. Section 5.4.e of Appendix C (Intellectual Property) is amended to read as follows:

                      e. Telesis will have the unrestricted right to use the Licensed Marks for any purpose both during and after the license term.

       3. The introductory phrase in Section 5.4.f of Appendix C (Intellectual Property) is amended to read as follows:

                      f. One year after the Separation Date and again at the end of the license term, PacTel will certify to Telesis:

       4.   In  Section   5.4.o  of  Appendix C  (Intellectual   Property),  the
            reference "Section 5.4.b" is changed to "Section 5.4.c".




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       5.   Section 3.1 of Appendix E (Telesis Technologies Laboratory, Inc.) is
            amended to read as follows:

                      3.1 Transfer of Assets to PacTel. No later than the Separation Date, Telesis will transfer, or cause TTL to transfer, to PacTel the assets used by TTL in the San Diego PCS Trial designed for use in the cellular frequencies, including but not limited to the following groups of assets:

                      Existing software switch enhancements
                      Microcells (29 units)
                      SS7 network equipment
                      Existing switch hardware enhancements
                      Cellular handsets and accessories
                      UPS power and miscellaneous.

                 If such assets are transferred to PacTel prior to the Separation Date, TTL may continue to use such assets in the San Diego PCS Trial on such reasonable terms as the Parties may agree, but without any payment to PacTel for such use. All other TTL assets, including but not limited to TTL's experimental PCS licenses, shall remain with TTL.

       6. Except as expressly amended by this Amendment No. 1, the provisions of the Agreement shall continue in full force and effect.

  IN WITNESS WHEREOF, the Parties have caused this Amendment No. 1 to be executed by their duly authorized representatives.


  PACIFIC TELESIS GROUP                        PACTEL CORPORATION



  By:  /s/ P. J. Quigley                       By:  /s/ C. L. Cox

  Title:  Group President                      Title:  President and
                                                  Chief Executive Officer

  Date Signed:  November 23, 1993              Date Signed: December 6, 1993




















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